UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report:   November 15, 2007

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number  001-08123

DELAWARE	36-267531
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:   (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On November 15, 2007 the Registrant’s stockholders approved an amendment to its 2001 Non-Employee Directors Stock Option Plan (“Directors Plan”).  The amendment increased the number of shares reserved for the Directors Plan from 135,000 to 235,000 shares, an increase of 100,000 shares.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10(a)                                              2001 Non-Employee Directors Stock Option Plan, amended effective November 15, 2007, and filed on October 3, 2007, file No. 001-08123, as Appendix B to the Registrant’s DEF Schedule 14A Proxy Statement for the Annual Meeting of Stockholders on November 15, 2007 and incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	November 19, 2007	/s/ Leslie J. Jezuit
LESLIE J. JEZUIT
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits:

10(a)                                            2001 Non-Employee Directors Stock Option Plan, amended effective November 15, 2007, and filed on October 3, 2007, file No. 001-08123, as Appendix B to the Registrant’s DEF Schedule 14A Proxy Statement for the Annual Meeting of Stockholders on November 15, 2007 and incorporated herein by reference.